Prospectus supplement dated August 3, 2016
to the following prospectus(es):
Options VL (NLAIC) prospectus dated May 1, 2002
Special Product (NLIC), Survivor Options VL (NLAIC), Survivor Options Plus (NLIC) prospectuses dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following changes are made to the prospectus:
1) Effective January 1, 2016, all references to Neuberger Berman Management LLC, Neuberger Berman LLC, and Neuberger Berman Fixed Income LLC as Sub-advisor to the following funds is changed to Neuberger Berman Investment Advisers LLC:
•	Nationwide Variable Insurance Trust – NVIT Multi-Manager Mid Cap Growth Fund
•	Neuberger Berman Advisers Management Trust – Mid-Cap Growth Portfolio
•	Neuberger Berman Advisers Management Trust – Short Duration Bond Portfolio
•	Neuberger Berman Advisers Management Trust – Socially Responsive Portfolio
2) The following investment option is only available to contracts/policies for which good order applications were received prior to November 6, 2015:
•	Neuberger Berman Advisers Management Trust – Mid-Cap Growth Portfolio: S Class Shares
GWP-0630